Exhibit 99.2

Please see Ecolab’s news release dated October 26, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. Third Quarter 2021 Teleconference Supplemental Data

Please see Ecolab’s news release dated October 26, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. .. Cautionary Statement 2 Forward-Looking Information This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding COVID-19 pandemic trends, the U.S. and global economic recovery, delivered product costs and supply chain disruptions, and our financial and business performance and prospects, including sales, earnings, pricing and new business. These statements are based on the current expectations of management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. In particular, with respect to the pandemic, numerous factors will determine the extent of the impact on our business, including the severity of the disease, the duration of the outbreak, the distribution and efficacy of vaccines, the likelihood of a resurgence of the outbreak, including as a result of emerging variants, actions that may be taken by governmental authorities intended to minimize the spread of the pandemic, including vaccination mandates, or to stimulate the economy, and other unintended consequences. Additional risks and uncertainties are set forth under Item 1A of our most recent Form 10-K, and our other public filings with the Securities and Exchange Commission (“SEC”), and include the effects and duration of the COVID-19 pandemic, including the impact of vaccination mandates; the vitality of the markets we serve; the impact of economic factors such as the worldwide economy; our ability to execute key business initiatives; information technology infrastructure failures or breaches in data security; our ability to attract, retain and develop high caliber management talent to lead our business; our ability to innovate and to commercialize digital solutions; exposure to global economic, political and legal risks; difficulty in procuring raw materials or fluctuations in raw material costs; and other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward-looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward-looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward-looking statement, except as required by law. Non-GAAP Financial Information This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non-GAAP measures included within this presentation are included in the “Non-GAAP Financial Measures” section of this presentation.

Please see Ecolab’s news release dated October 26, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. .. 3  Overview ▪ Strong growth reflecting continued recovery in the U.S. and improving European markets, along with robust new business wins and accelerating pricing that more than offset significantly increased delivered product costs and the Hurricane Ida impact, drove third quarter results.  Sales: ▪ Reported sales from continuing operations +10%. Acquisition adjusted fixed currency sales 8%. ▪ Double-digit growth in the Institutional & Specialty and Other segments, along with strong gains in the Industrial segment, more than offset the Healthcare & Life Sciences segment’s decline versus a very strong increase last year.  Operating Income: ▪ Reported operating income from continuing operations +13%. ▪ Adjusted fixed currency operating income from continuing operations also +13%. ▪ Strong performances by the Institutional & Specialty and Other segments more than offset a delivered product cost driven decline in the Industrial segment and the Healthcare & Life Sciences segment comparison to very strong year- ago results.  Earnings: ▪ Reported diluted EPS from continuing operations $1.12, +32%. ▪ Adjusted diluted EPS from continuing operations, excluding special gains and charges and discrete tax items, were $1.38, +20%. Adjusted diluted EPS included an estimated unfavorable $0.03 per share impact from Hurricane Ida. ▪ The very strong increase in adjusted EPS reflects accelerated pricing and increased volume that more than offset significantly higher delivered product costs and the impact of Hurricane Ida. 3Q 2021 Overview

Please see Ecolab’s news release dated October 26, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. .. -100% -80% -60% -40% -20% 0% 20% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 US EU China 4  Restaurants and lodging: U.S. restaurant and hotel traffic continued to recover toward 2019 levels while trends in Europe improved significantly as restrictions eased. ▪ U.S. full service in-unit traffic averaged 74% of 2019 levels in 3Q. ▪ U.S. quickservice traffic nearing 2019 levels. ▪ Europe foodservice trends accelerated toward 2019 levels as the region more broadly reopened but remain well behind U.S. levels. ▪ Strong improvement in lodging room demand in Europe and solid trends in the U.S. 3Q 2021 Environment Sources: NPD/Crest, Smith Travel. QSR foot traffic includes take-out. US Full Service Restaurant In-unit Foot Traffic vs 2019 Industry data US Quickservice Restaurant Traffic vs 2019 Lodging Rooms Sold vs 2019 -30% -20% -10% 0% 10% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 -100% -80% -60% -40% -20% 0% 20% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21

Please see Ecolab’s news release dated October 26, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. .. 5 2021 Outlook  We expect continued, if uneven, recovery in the U.S. and European markets, with the rest of the world following. ▪ 4Q 2021: We continue to expect strong year-on-year growth in the fourth quarter 2021 led by increased volume and price momentum, and expect these drivers to result in the fourth quarter showing better year-over-year sales growth than the third quarter. At the same time that we are realizing further top line strength, we have experienced substantial additional delivered product and other cost inflation that we believe will increase fourth quarter costs approximately $0.20 per share (which includes an estimated $0.04 impact from Hurricane Ida) versus what we expected a few months ago. We continue to mitigate the cost increases with strong pricing in a way that is sustainable for the long term and aligned with the incremental value we create for customers. We expect fourth quarter earnings to grow double digits, though not as strongly as the third quarter. ▪ 2021: We continue to expect strong year-on-year earnings growth for the full year 2021, which will include the impact of higher delivered product and other costs that are expected to have a combined unfavorable impact approximating $0.90 per share this year; this includes estimated unfavorable impacts of $0.15 from the Texas freeze and $0.07 from Hurricane Ida, costs we have mostly mitigated through pricing and productivity gains.

Please see Ecolab’s news release dated October 26, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. .. 6 3Q 2021 Results *See “Non-GAAP Financial Measures” section of this presentation for corresponding reconciliations. (unaudited) (millions, except per share) 2021 Net sales $3,320.8 $3,018.6 10% $3,320.8 $3,018.6 10 % Operating income 465.8 411.4 13% 525.0 455.9 15 % NI from cont. ops. attributable to Ecolab 324.5 246.2 32% 399.0 332.3 20 % Diluted earnings per share NI from cont. ops. attributable to Ecolab $1.12 $0.85 32% $1.38 $1.15 20% 2021 Net sales $3,349.4 $3,098.3 8% $3,349.4 $3,098.3 8 % Operating income 471.3 426.6 10% 530.5 471.1 13 % Fixed Currency Rates * % Fixed Currency Rates % 2021 2020 Change 2020 Change Adjusted * Third Quarter Ended September 30 Reported Adjusted * Public Currency Rates % Public Currency Rates % 2021 2020 Change 2020 Change

Please see Ecolab’s news release dated October 26, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. .. 7 3Q 2021 Sales Growth Detail Amounts in the tables above may reflect rounding. Acq./Div. Adj. excludes sales to ChampionX post-separation and Venezuela results. Fixed Rate Acq./Div. Adj. Global Industrial % Change % Change Consolidated % Change Water 8% 8% Volume & mix 6% Food & Beverage 5% 5% Pricing 3% Downstream 2% 2% Subtotal 8% Paper 17% 17% Acq./Div. 0% Total Global Industrial 7% 7% Fixed currency growth 8% Currency impact 2% Global Institutional & Specialty Total 10% Institutional 24% 24% Specialty 1% 1% Total Global Institutional & Specialty 18% 17% Global Healthcare & Life Sciences Healthcare -15% -19% Life Sciences -10% -10% Total Global Healthcare & Life Sciences -13% -17% Other Pest Elimination 9% 9% Textile Care 23% 23% Colloidal Technologies 24% 24% Total Other 13% 13% Total 8% 8%

3Q 2021 Income Statement / Margins (cont. ops.)

($ millions, unaudited)*	2021	% sales	2020	% sales	% change	Comments**
Gross Profit	**$1,304.1**	39.3%	$1,249.0	41.4%	4 %	Adjusted gross margins of 40.9% in 2021 and 41.7% in 2020 primarily reflected accelerating pricing and increased volume that was more than offset by significantly higher delivered product costs and Hurricane Ida impacts.
SG&A	**832.0**	25.1%	802.6	26.6%	4 %	The ratio decreased 150 basis points as volume leverage and cost savings more than offset investments in the business.
Op. Income at fixed FX						
Global Industrial	**268.3**	16.6%	302.3	20.0%	-11 %	Margins declined as accelerating pricing and higher volume were more than offset by significantly higher delivered product costs, the impact from Hurricane Ida and unfavorable mix.
Global Institutional & Specialty	**196.5**	18.3%	83.7	9.2%	135 %	The substanital margin increase reflected increased volume, accelerating pricing and favorable mix that more than offset higher delivered product costs.
Global Healthcare & Life Sciences	**37.3**	12.9%	69.0	20.6%	-46 %	Acquisition adjusted margins were 14.1% in 2021 and 20.6% in 2020. The margin decrease primarily reflected comparison to the very strong sales volume benefit last year when operating income grew 82%, partially offset by favorable pricing.
Other	**59.2**	18.1%	45.8	15.9%	29 %	Margins increased reflecting the strong volume and favorable pricing that was partially offset by higher delivered product costs.
Subtotal at fixed FX	**561.3**	16.9%	500.8	16.2%	12 %	
FX	**(5.5)**		(15.2)			
Corporate						
Corp. Expense	**(30.8)**		(29.7)			Nalco intangible amortization.
Special Gains/(Ch.)	**(59.2)**		(44.5)			2021: Primarily reflected COVID-19 related inventory reserves and employee-related COVID-19 costs (net of government subsidies).
Total Corporate Exp.	**(90.0)**		(74.2)			
Consolidated Op. Inc.	**$465.8**	14.0%	$411.4	13.6%	13 %	2021 acquisition adjusted fixed currency operating margins were 16.2% vs. 15.4%. The improvement was driven by accelerated pricing and volume growth which more than offset significantly higher delivered product costs, and the estimated $0.03 per share impact from Hurricane Ida.

* Public rates of exchange, except where noted.
**See "Non-GAAP Financial Measures" section of this presentation for corresponding reconciliations.

ECOLAB

Please see Ecolab's news release dated October 26, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures.

8

Please see Ecolab’s news release dated October 26, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures. .. 9 3Q 2021 Balance Sheet / Cash Flow EBITDA and Adjusted EBITDA are non-GAAP measures. EBITDA is defined as the sum of earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the sum of EBITDA and special (gains) and charges impacting EBITDA. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non-GAAP Financial Measures” section of this presentation corresponding reconciliations. * Summary Balance Sheet (millions, unaudited) 2021 2020 (millions, unaudited) 2021 2020 Cash and cash eq. $897.9 $1,034.7 Short-term debt $18.7 $247.3 Accounts receivable, net 2,384.1 2,320.7 Accounts payable 1,237.1 1,108.4 Inventories 1,378.2 1,287.8 Other current liabilities 1,638.7 1,750.7 Other current assets 326.6 348.8 Long-term debt 5,931.8 6,667.7 PP&E, net 3,069.6 3,146.2 Pension/Postretirement 996.6 1,081.2 Goodwill and intangibles 9,015.3 8,981.4 Other liabilities 1,141.5 1,192.4 Other assets 854.5 977.5 Total equity 6,961.8 6,049.4 Total assets $17,926.2 $18,097.1 Total liab. and equity $17,926.2 $18,097.1 Selected Cash Flow items (millions, unaudited) 2021 2020 (unaudited) 2021 2020 Cash from op. activities $1,421.0 $1,092.0 Total Debt/Total Capital 46.1% 53.3% Depreciation 453.1 443.1 Net Debt/Total Capital 42.1% 49.3% Amortization 174.4 162.1 Net Debt/EBITDA(*) 2.0 2.5 Capital expenditures 423.8 362.3 Net Debt/Adjusted EBITDA(*) 1.9 2.3 September 30 September 30 Nine Months Ended Selected Balance Sheet measures September 30 September 30

Non-GAAP Financial Measures

(unaudited) (millions, except percent)	Third Quarter Ended September 30		Nine Months Ended September 30	
	2021	2020	**2021**	2020
Net sales				
Reported GAAP net sales	**$3,320.8**	$3,018.6	**$9,368.5**	$8,724.9
Effect of foreign currency translation	**28.6**	79.7	**50.9**	276.3
Non-GAAP fixed currency sales	**3,349.4**	3,098.3	**9,419.4**	9,001.2
Effect of acquisitions and divestitures	**(51.7)**	(47.5)	**(194.5)**	(97.3)
Non-GAAP acquisition adjusted fixed currency sales	**3,297.7**	3,050.8	**9,224.9**	8,903.9
Cost of Sales				
Reported GAAP cost of sales	**$2,016.7**	$1,769.6	**$5,572.7**	$5,125.5
Special (gains) and charges	**52.9**	9.5	**76.2**	45.6
Non-GAAP adjusted cost of sales	**$1,963.8**	$1,760.1	**$5,496.5**	$5,079.9
Gross Margin				
Reported GAAP gross margin	**39.3 %**	41.4 %	**40.5 %**	41.3 %
Non-GAAP adjusted gross margin	**40.9 %**	41.7 %	**41.3 %**	41.8 %
Operating income				
Reported GAAP operating income	**$465.8**	$411.4	**$1,210.9**	$979.6
Effect of foreign currency translation	**5.5**	15.2	**8.3**	42.5
Non-GAAP fixed currency operating income	**471.3**	426.6	**1,219.2**	1,022.1
Special (gains) and charges	**59.2**	44.5	**112.9**	165.9
Non-GAAP adjusted fixed currency operating income	**530.5**	471.1	**1,332.1**	1,188.0
Effect of acquisitions and divestitures	**2.3**	-	**1.6**	(2.6)
Non-GAAP acquisition adjusted fixed currency operating income	**$532.8**	$471.1	**$1,333.7**	$1,185.4
Operating Income Margin				
Reported GAAP operating income margin	**14.0 %**	13.6 %	**12.9 %**	11.2 %
Non-GAAP adjusted fixed currency operating income margin	**15.8 %**	15.2 %	**14.1 %**	13.2 %
Non-GAAP acquisition adjusted fixed currency operating income margin	**16.2 %**	15.4 %	**14.5 %**	13.3 %

ECOLAB

Please see Ecolab's news release dated October 26, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures.

10

Non-GAAP Financial Measures

(unaudited) (millions, except percent and per share)	Third Quarter Ended September 30		Nine Months Ended September 30	
	2021	2020	**2021**	2020
Interest expense, net				
Reported GAAP interest expense, net	**$76.4**	$134.8	**$173.7**	$241.8
Special (gains) and charges, after tax	**32.3**	83.1	**32.3**	83.8
Non-GAAP adjusted interest expense, net	**$44.1**	$51.7	**$141.4**	$158.0
Other (income) expense				
Reported GAAP other (income) expense	**($13.0)**	($15.1)	**($27.5)**	($45.6)
Special (gains) and charges	**7.0**	-	**26.6**	-
Non-GAAP adjusted other (income) expense	**($20.0)**	($15.1)	**($54.1)**	($45.6)
Net Income from continuing operations attributable to Ecolab				
Reported GAAP net income from continuing operations attributable to Ecolab	**$324.5**	$246.2	**$828.9**	$667.1
Special (gains) and charges, after tax	**80.8**	98.5	**139.1**	200.3
Discrete tax net expense (benefit)	**(6.3)**	(12.4)	**17.5**	(56.8)
Non-GAAP adjusted net income from continuing operations attributable to Ecolab	**$399.0**	$332.3	**$985.5**	$810.6
Diluted EPS from continuing operations attributable to Ecolab				
Reported GAAP diluted EPS from continuing operations	**$1.12**	$0.85	**$2.87**	$2.29
Special (gains) and charges, after tax	**0.28**	0.34	**0.48**	0.69
Discrete tax net expense (benefit)	**(0.02)**	(0.04)	**0.06**	(0.20)
Non-GAAP adjusted diluted EPS from continuing operations	**$1.38**	$1.15	**$3.41**	$2.79
Provision for Income Taxes				
Reported GAAP tax rate	**18.3 %**	14.5 %	**21.2 %**	13.2 %
Special gains and charges	**0.0**	2.6	**(0.3)**	1.6
Discrete tax items	**1.2**	2.9	**(1.4)**	5.5
Non-GAAP adjusted tax rate	**19.5 %**	20.0 %	**19.5 %**	20.3 %
EBITDA (trailing twelve months ended)				
Net income including non-controlling interest	**$1,143.6**	$1,079.6		
Provision for income taxes	**299.1**	190.0		
Interest expense, net	**222.1**	287.9		
Depreciation	**604.3**	588.3		
Amortization	**230.7**	213.1		
EBITDA	**$2,499.8**	$2,358.9		
Special (gains) and charges impacting EBITDA	**201.8**	222.5		
Adjusted EBITDA	**$2,701.6**	$2,581.4		

ECOLAB

Please see Ecolab's news release dated October 26, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures.

11

Non-GAAP Financial Measures

(unaudited) (millions)	2021 Fixed Currency	2021 Impact of Acquisitions and Divestitures	2021 Acquisition Adjusted	2020 Fixed Currency	2020 Impact of Acquisitions and Divestitures	2020 Acquisition Adjusted
	Third Quarter Ended September 30					
Net Sales						
Global Industrial	**$1,620.4**	**$0.0**	**$1,620.4**	$1,512.9	$0.0	$1,512.9
Global Institutional & Specialty	**1,076.6**	**(4.1)**	**1,072.5**	914.4	-	914.4
Global Healthcare & Life Sciences	**290.2**	**(11.7)**	**278.5**	335.1	(0.3)	334.8
Other	**326.3**	**-**	**326.3**	288.7	-	288.7
Corporate	**35.9**	**(35.9)**	**-**	47.2	(47.2)	-
Subtotal at fixed currency rates	**3,349.4**	**(51.7)**	**3,297.7**	3,098.3	(47.5)	3,050.8
Currency impact	**(28.6)**			(79.7)		
Consolidated reported GAAP net sales	**$3,320.8**			$3,018.6		
Operating Income						
Global Industrial	**$268.3**	**$0.0**	**$268.3**	$302.3	$0.0	$302.3
Global Institutional & Specialty	**196.5**	**0.2**	**196.7**	83.7	-	83.7
Global Healthcare & Life Sciences	**37.3**	**2.1**	**39.4**	69.0	-	69.0
Other	**59.2**	**-**	**59.2**	45.8	-	45.8
Corporate	**(30.8)**	**-**	**(30.8)**	(29.7)	-	(29.7)
Adjusted at fixed currency rates	**530.5**	**2.3**	**532.8**	471.1	-	471.1
Special (gains) and charges	**59.2**			44.5		
Reported OI at fixed currency rates	**471.3**			426.6		
Currency impact	**(5.5)**			(15.2)		
Consolidated reported GAAP operating income	**$465.8**			$411.4		

ECOLAB

Please see Ecolab's news release dated October 26, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures.

12

Non-GAAP Financial Measures

(unaudited)
(millions)

	Nine Months Ended September 30					
	2021			2020		
	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales						
Global Industrial	**$4,609.7**	**($59.4)**	**$4,550.3**	$4,476.4	($36.9)	$4,439.5
Global Institutional & Specialty	**2,914.0**	**(10.2)**	**2,903.8**	2,734.6	-	2,734.6
Global Healthcare & Life Sciences	**887.4**	**(20.8)**	**866.6**	913.3	(0.9)	912.4
Other	**904.2**	**-**	**904.2**	817.4	-	817.4
Corporate	**104.1**	**(104.1)**	**-**	59.5	(59.5)	-
Subtotal at fixed currency rates	**9,419.4**	**(194.5)**	**9,224.9**	9,001.2	(97.3)	8,903.9
Currency impact	**(50.9)**			(276.3)		
Consolidated reported GAAP net sales	**$9,368.5**			$8,724.9		
Operating Income						
Global Industrial	**$750.8**	**($2.5)**	**$748.3**	$799.7	($2.5)	$797.2
Global Institutional & Specialty	**398.2**	**1.8**	**400.0**	229.4	-	229.4
Global Healthcare & Life Sciences	**131.2**	**2.3**	**133.5**	162.0	(0.1)	161.9
Other	**143.4**	**-**	**143.4**	88.4	-	88.4
Corporate	**(91.5)**	**-**	**(91.5)**	(91.5)	-	(91.5)
Adjusted at fixed currency rates	**1,332.1**	**1.6**	**1,333.7**	1,188.0	(2.6)	1,185.4
Special (gains) and charges	**112.9**			165.9		
Reported OI at fixed currency rates	**1,219.2**			1,022.1		
Currency impact	**(8.3)**			(42.5)		
Consolidated reported GAAP operating income	**$1,210.9**			$979.6		

ECOLAB

Please see Ecolab's news release dated October 26, 2021 for additional information, including discussion on the use of certain non-GAAP financial measures.

13